Exhibit 24(b)


                                January 21, 2000

W. L. Westbrook                                 Wayne Boston
270 Peachtree Street, N.W.                      241 Ralph McGill Blvd. NE
Atlanta, Georgia  30303                         Atlanta, Georgia 30308-3374

Dear Sirs:

         Alabama Power Company proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 1999, and (2) its quarterly reports on Form 10-Q during 2000.

         Alabama Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint W. L. Westbrook and Wayne Boston our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                Yours very truly,

                              ALABAMA POWER COMPANY

                           By /s/Elmer B. Harris
                                 Elmer B. Harris
                          President and Chief Executive
                                     Officer

    /s/ Whit Armstrong                                  /s/ Mayer Mitchell
      Whit Armstrong                                      Mayer Mitchell

    /s/ David J. Cooper                                 /s/ William V. Muse
      David J. Cooper                                     William V. Muse

   /s/ H. Allen Franklin                                /s/ John T. Porter
     H. Allen Franklin                                    John T. Porter

    /s/ Elmer B. Harris                                /s/ Robert D. Powers
      Elmer B. Harris                                    Robert D. Powers

    /s/ R. Kent Henslee                           ______________________________
      R. Kent Henslee                                    Andreas Renschler

  /s/ Carl E. Jones, Jr.                                /s/ C. Dowd Ritter
    Carl E. Jones, Jr.                                    C. Dowd Ritter

   /s/ Patricia M. King                                /s/ James H. Sanford
     Patricia M. King                                    James H. Sanford

    /s/ James K. Lowder                                /s/ John Cox Webb, IV
      James K. Lowder                                    John Cox Webb, IV

/s/ Wallace D. Malone, Jr.                         /s/ William B. Hutchins, III
  Wallace D. Malone, Jr.                             William B. Hutchins, III

  /s/ Thomas C. Meredith                                /s/ Art P. Beattie
    Thomas C. Meredith                                    Art P. Beattie

Extract from minutes of meeting of the board of directors of Alabama Power Company.

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                  RESOLVED: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, Alabama Power Company's annual report on Form 10-K for the year ended December 31, 1999, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, and also filing quarterly reports on Form 10-Q, Alabama Power Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to W. L. Westbrook and Wayne Boston, in substantially the form of power of attorney presented to this meeting.

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         The undersigned officer of Alabama Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Alabama Power Company, duly held on January 21, 2000, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.

Dated March 24, 2000                            ALABAMA POWER COMPANY


                                             By  /s/Wayne Boston
                                                    Wayne Boston
                                                Assistant Secretary